Exhibit 99.1

SEVENTH LEASE AMENDMENT

THIS AGREEMENT made as of the 2nd day of May, 2014, between International Business Machines Corporation, a New York corporation, having its principal office at 1 New Orchard Road, Armonk, New York 10504 (the "Landlord") and eMagin Corporation a Delaware corporation, having an office at 2070 Route 52, Hopewell Junction, NY 12533 (the "Tenant").

WITNESSETH

(Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Lease).

WHEREAS, the Landlord and the Tenant entered into a written Agreement of Lease dated May 28,1999, as amended by First Amendment dated July 9, 1999, Second Amendment dated January 29, 2001, Third Amendment dated May 8, 2002, Fourth Amendment dated November 29, 2004, Fifth Amendment dated September 1, 2006 and Sixth Amendment dated May 27th, 2009 (collectively, the "Lease").

WHEREAS, the Tenant desires to further extend the Term of the Lease and make other modifications to the Lease related thereto.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration and of the mutual agreements hereinafter set forth, it is hereby mutually agreed to amend the Lease as follows.

1.
The Term of the Lease is hereby extended for a period of five (5) years (7th Amendment Extended Term"), commencing on June 1, 2014 and expiring on May 31, 2019("Expiration Date"), (unless sooner terminated as hereinafter provided) upon the same covenants, agreements, provisions and conditions that are then contained in the Lease, except with respect to Base Rent and as may be specifically provided herein. Tenant shall pay Base Rent for the Premises during the 7th Amendment Extended Term in accordance with Schedule B dated 6/1/2014 attached hereto and made a part hereof ("Schedule B") which shall serve to replace all prior Schedule Bs. Provided that there is not an Event of Default by Tenant anytime during the 7th Amendment Extended Term, Tenant shall be granted a rent credit which shall apply to Base Rent due for the Premises (excluding however, any Base Rent applicable- to the Added Office Space, as defined below, if any) for the following two (2) consecutive months, i.e., June and July, 2014 (collectively, "Two Month Rent Credit")as shown on Schedule B, The Two Month Rent Credit shall in no event include Base Rent payable for the Additional Office Space. If, however, an Event of Default shall occur at any time during the 7th Amendment Extended Term, Tenant shall forfeit its rights to the Two Month Credit and shall be required to reimburse Landlord the total amount of the Two Month Rent Credit to the extent Tenant has already actually received the Two Month Rent Credit. Notwithstanding the foregoing, the parties acknowledge that Landlord has granted Tenant a separate Added Office Space Rent Credit (as defined below) which shall apply only to the Added Office Space.

a.
Tenant shall have the one time option ("Office Option") to lease the additional office space comprised of 3,529 square feet, located in Building B330C as shown on Exhibit A-1 and A-2 attached hereto ("Added Office Space"), under all of the terms and then contained in the Lease except for Base Rent) and any of Landlord's then current Building B330C Rules and Regulations. The Office Option shall be exercised by Tenant, if at all, by written notice to Landlord ("Additional Space Notice") delivered prior to 11: 59PM on November 30, 2014 (the "Office Option Expiration Date"), TIME BEING OF THE ESSENCE WITH NO EXTENSION OF THE EXERCISE DATE FOR ANY REASON.

b.
If Tenant shall have timely exercised the Office Space Option, Landlord shall deliver the Added Office Space to Tenant vacant and free of all occupants no later than the date which is ninety (90) days after the date Landlord shall have received Tenant's Additional Space Notice. Tenant shall accept possession of the Added Office Space in its then "AS IS condition "WITH ALL FAULTS" and Landlord shall not be required to perform any work or furnish any materials in connection with the Added Office Space prior to or during the Term. Upon delivery to Tenant, the Added Office Space shall be added to, and become a part of, the Premises upon the same covenants, agreements, provisions and conditions (other than Base Rent) that are then contained in this Lease, and the parties shall execute an amendment confirming such delivery date (the "Added Space Commencement Date"), containing revised Schedules A and B noting the Added Office Space and the Base Rent, and any other relevant details. Tenant shall pay Base Rent for the Added Office Space beginning on the Added Office Space Commencement Date as shown in Schedule E.Landlord shall provide Tenant with a Base Rent credit for the Added Office Space in the amount of Fifteen Thousand Dollars ($15,000) (the "Added Office Space Rent Credit") which Tenant may apply against Base Rent due for the period beginning on the Added Space Commencement Date until such credit is expended.

c.	If Tenant does not timely exercise the Office Space option, any right of Tenant to lease the Added Office Space shall be void, and of no force and effect.

3.	As a clarification, the Landlord has and shall throughout the Term, shall continue to have the unrestricted right to sell, transfer, lease, license, charge or otherwise dispose of all or any part of its interest in the Building or any interest of the Landlord in this Lease. In the event of any sale, transfer, lease or other disposition the Landlord shall thereupon, and without further agreement, be released of all liability under this Lease arising from and after such disposition. If required by the Landlord in connection with any sale, transfer, charge or other disposition the Tenant shall, within five(5) Business Days of request, provide to the Landlord, prospective purchasers and mortgagees and their respective agents and consultants, access to the current financial statements of the Tenant. If the Tenant is listed on a recognized stock exchange the United States, the Tenant agrees to provide instead copies of the Tenant's annual reports, quarterly reports and all other publicly distributed reporting materials.

4.	Any notice, request or demand under this Lease shall be in writing (except where oral notice is specifically provided for in this Lease) and shall be considered properly delivered when addressed as hereinafter provided, and (a) served personally, (b) sent by registered or certified (return receipt requested) and deposited in a United States general or branch post office, or (c) sent by a private overnight mail carrier. Any notice, request or demand by Tenant to Landlord shall be addressed to:

International Business Machines Corporation Hudson Valley Research Park Mail Drop 85X 2070 Route 52

 Hopewell Junction, New York 12533

 Attn: Mr. Patrick Ortland
 Program Manager, Real Estate Operations

with copies addressed and simultaneously given to:

 International Business Machines Corporation
 Hudson Valley Research Park
 Mail Drop 87S
 2070 Route 52

 Hopewell Junction, New York 12533

 Attn: Mark Cronk
 Real Estate Site Operations

and an additional copy to:

 International Business Machines Corporation
 1 New Orchard Road
 Armonk New York 10504
 Attn: Senior Counsel -Legal Services
 Global Real Estate Operations

and an additional copy to:

 International Business Machines Corporation
 Hudson Valley Research Park
 Mail Drop 82X
 2070 Route 52
 Hopewell Junction, New York 12533
 Attn: Site Counsel;

and, if requested in writing by Landlord, similarly and simultaneously given to such other parties as Landlord may request. Any notice, request or demand by Landlord to Tenant shall be addressed to:

 eMagin Corporation
 10500 NE 8th Street
 Suite 1400
 Bellevue, Washington 98004
 Attn: Paul Campbell, CFO (ncambell@emagin.com; 425-749-3622)

with a copy addressed and simultaneously given to:

 eMagin Corporation
 Hudson Valley Research Park
 2070 Route 52
 Hopewell Junction, New York 12533
 Attn: Chief Executive Officer

until otherwise directed in writing by Tenant; and, if requested in writing by Tenant, similarly and simultaneously given to such other parties as Tenant may request. All notices shall be deemed given on the date of actual receipt by the party to whom the notice is addressed. Rejection or other refusal to accept a notice, request or demand, or the inability to deliver the same because of a changed address of which no notice was given, shall be deemed to be receipt of the notice, request or demand sent.

5.
Each party will be familiar with and will strictly comply with all Laws related to bribery, corruption, and prohibited business practices. The parties and their affiliates have not and will not, for the purpose of unlawfully influencing or inducing anyone to influence decisions in favor of Landlord, Tenant or any of either part's Affiliates, offer, promise or make or agree to make, directly or indirectly (a) any political contributions of any kind or any payment to or for the benefit of any public official, whether elected or appointed, (b) any payment for gifts, meals, travel or other value for a government employee or his/her family members or (c) any payments or gifts (of money or anything of value) to anyone. The parties shall not, under any circumstances, reimburse on another for any such political contributions, payments or gifts.

6.	Schedule A dated 6/1/2009 is replaced with Schedule A dated 6/1/2014 attached hereto.

7.	Schedule B dated 6/1/2009 is replaced with Schedule B dated 6/1/2014 attached hereto.

8.	Schedule D dated 6/1/2009 is replaced with Schedule D dated 6/1/2014 attached hereto.

Except as herein modified, the Lease shall continue in full force and effect without change.

IN WITNESS WHEREOF, this instrument has been executed by the duly authorized representatives of the parties hereto as of the day and year first above written.

INTERNATIONAL BUSINESS MACHINESCORPORATION

By:	/s/ Patrick 0. Ortland
Patrick 0. Ortland
Title: Program Manager, Real Estate

eMagin Corporation

By:	/s/ Andrew Sculley
Title: President & CEO

SCHEDULE A      Effective 6/1/2014

eMagin Corporation

COMPUTATION SCHEDULE

		Net Productive	Rate	Annual Base	Monthly Base
Building	Space Type	Square Feet	($/NPSF)	Rent	Rent
B/334	Office	6,554	$14.55	$95,360.70	$7,946.73
B/330C	Office	1,606	$14.55	$23,367.30	$1,947.28
	Dry	5,850	$20.26	$118,521.00	$9,876.75
	Clean	16,316	$37.00	$603,692.00	$50,307.67
	Storage	6,524	$5.88	$38,361.12	$3,196.76
Totals		36,850		$879,302.12	$73,275.18

Deriving Net Rentable Square Footage

	Net Productive	NP to NR	Net Rentable
Building	Square Feet	Factor	Square Feet
B/334	6,554	1.47	9,634
B/330C	30,296	1.26	38,173
totals	36,850		47,807

SCHEDULE B    Effective 6/1/2014
eMagin Corporation

	Base Payment Schedule			5 year Term 6/1/14-5/31/19
	2014	2016	2016	2017	2018	2019
January		$73,275.18	$73,275.18	$73,275.18	$74,740.68	$76,235.50
February		$73,275.18	$73,275.18	$73,275.18	$74,740.68	$76,235.50
March		$73,275.18	$73,275.18	$73,275.18	$74,740.68	$76,235.50
April		$73,275.18	$73,275.18	$73,275.18	$74,740.68	$76,235.50
May		$73,275.18	$73,275.18	$73,275.18	$74,740.68	$76,235.50
June	free	$73,275.18	$73,275.18	$74,740.68	$76,235.50
July	free	$73,275.18	$73,275.18	$74,740.68	$76,235.50
August	$73,275.18	$73,275.18	$73,275.18	$74,740.68	$76,235.50
September	$73,275.18	$73,275.18	$73,275.18	$74,740.68	$76,235.50
October	$73,275.18	$73,275.18	$73,275.18	$74,740.68	$76,236.50
November	$73,275.18	$73,275.18	$73,275.18	$74,740.68	$76,235.50
December	$73,275.18	$73,275.18	$73,275.18	$74,740.68	$76,235.50

Total/Year	$366,375.90	$879,302.16	$879,302.16	$889,580.69	$907,351.90	$381,177.49

					Total 5 years	$4,303,070.29

Notes:

1.	Rent stays Flat years 1, 2 and 3 (6/1/14-5/31/17)
2.	Rent inceases 2%/year in years 4 and 5 (6/1/18-5/31/19)
3.	Provide 2 Months of Rent Abatement as follows: June 2014 July 2014

Schedule D                                   Effective 6/1/2014
eMagln Corporation

Computed Utilities Schedule

Maximum Available Capacities

	Peak Allowable	Total Annual	Actual
Utilities	Useage	Allowable	Usage Month	Units
Electricity - Metered				kWH
Electricity - Non Metered	N/A	N/A	292,382.9	kWH
Chilled Water	350 Tons	1,401,600.0	95,243.4	Ton-Hrs
Low Temp Chilled Water	130 Tons	569,400.0	30,688.8	Ton-Hrs
High Temp Chilled Water	5 NISH	19,251.0	1,367.1	MMBTU
DeIonized Water - Non Metered	30 gpm	13,220.0	21.9	1K Gal
Delonized Water - Monthly Average	30 gpm	13,220.0	30.6	1K Gal
Compressed Air	10 scfm	550,000.0	35,581.2	SCF
UHP Nitrogen	100 scfm	6,000,000.0	266,554.0	SCF
Std. Oxygen	5 scfm	100,000.0	1,145.0	SCF
Std. Argon	5 scfm	100,000.0	8,236.0	SCF
Std. Forming Gas	15 scfm	150,000.0	2,667.0	SCF

Notes:
Wastewater - The sum of industrial and Fluoride waste stream equals DI water usage.
The percent of industrial=95%, Fluoride = 5%

SCHEDULE E                                  Office Option Space and Rent
eMagin Corporation

COMPUTATION SCHEDULE

		Net Productive	Rate	Annual Base	Monthly Base
Building	Space Type	Square Feet	($/NPSF)	Rent	Rent

B1330C	Office	2,801	$14.55	$40,754.55	$3,396.21

Totals	2,801

Deriving Net Rentable Square Footage

	Net Productive	NP to NR	Net Rentable
Building	Square Feet	Factor	Square Feet
B/330C	2,801	1.26	3,529

totals	2,801		3,529

Note: Monthly Base Rent for Office Option Space will be added to Rent outlined in Schedule B upon Commeeement Date of Office Option Space and will escalate at same timeframes as denoted on Schedule B

Exhibit A-1
eMagin Corporation

Added Office Space

Office Number	NPSF	N P-> NR	NRSF
1	96	1.26	121
2	96	1.26	121
3	96	1.26	121
4	96	1.26	121
5	96	1.26	121
6	96	1.26	121
7	96	1.26	121
8	96	1.26	121
9	96	1.26	121
10	97	1.26	122
11	183	1.26	231
12	154	1.26	194
13	149	1.26	188
14	148	1.26	186
15	100	1.26	125
16	99	1.26	125
17	99	1.26	125
18	99	1.26	125
19	99	1.26	125
20	99	1.26	125
21	298	1.26	375
22	96	1.26	121
22A	included	NA	NA
23	108	1.26	136
24	108	1.26	136
AISLE	included	NA	NA

Totals	2801		3529

Exhibit A-2